EXHIBIT 99.1
Priority Technology Holdings, Inc. Has Entered into Stalking Horse Agreement with Plastiq, Inc.

Plastiq’s bill pay and instant working capital access platform would enhance Priority’s B2B embedded finance solutions

ALPHARETTA, Ga., May 24, 2023 — Priority Technology Holdings, Inc. (NASDAQ: PRTH) (“Priority”), a leading platform for unified commerce that delivers integrated payments and banking at scale, announced today that it has entered into a definitive agreement (“the Purchase Agreement”) as the stalking horse bidder to acquire substantially all of the assets of Plastiq, Inc and certain of its affiliates in its Chapter 11 Restructuring (the “Transaction”). The Purchase Agreement is subject to Bankruptcy Court approval.

Plastiq, Inc., is a B2B payments platform that offers bill pay and instant access to working capital to small and midsize businesses. “The synergies between our respective B2B payment assets will help business owners optimize their cash flow and working capital strategies,” said Thomas Priore, Chairman and CEO of Priority. “Our decision to enter into this agreement was simple. Strategically speaking, Plastiq’s buyer-driven B2B product suite is a natural complement to our CPX Automated Payables offering, and the company has an extremely talented team with a mindset that will fit naturally into the collaborative and execution-oriented culture at Priority. Since we are already partners for payment processing, we are well positioned to help support the restructuring and Plastiq’s customers as the company emerges stronger from the process.”

“We are excited that Priority believes in Plastiq’s business and the potential for the future of Plastiq, Powered by Priority. We know it can be a great fit for our customers and employees as we drive our operation forward,” said Eliot Buchanan, CEO of Plastiq. “As a leader in B2B and Enterprise payments, Priority’s Passport financial tool set already has the resources to advance our offering and we are encouraged by the potential to deliver Plastiq’s solutions to Priority’s over 250 thousand merchants and distribution partners within its SMB acquiring division.”

The existing partnership and potential to acquire the assets of Plastiq through the restructuring process is just one more example of the unique capabilities of Priority and our Passport payments and banking operating engine,” continued Priore. “We will quickly help Plastiq optimize and scale operations, immediately increase distribution channels, and provide complimentary B2B resources and strategic vision to drive their success and our investors’ long term enterprise value. Just as we have done in the past, acquiring under-optimized payment assets like Cynergy Data and Rent Payments.com and making them high performers, we are confident that the combined vision we have with Plastiq’s employees and founders will create exceptional value.”

Additional Information

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Plastiq filed voluntary petitions for relief under Chapter 11 of Title 11 the U.S. Code in the Bankruptcy Court on May 24, 2023. The Purchase Agreement is subject to certain customary closing conditions, including certain orders being entered by the Bankruptcy Court. The Purchase Agreement is also subject to higher and better offers Plastiq may receive during the auction process.

About Priority Technology Holdings, Inc.
Priority is a payments technology company that leverages a purpose-built platform to enable clients to collect, store and send money, operating at scale. Priority helps its customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Priority’s tailored, agile technology powers high-value payments products bolstered by industry-leading personalized support, and delivers value to its partners by leveraging its payments and embedded finance technology to deliver solutions that power modern commerce. The Company’s approach is simple – Priority handles the complexities of payments and embedded finance to free its partners to focus on their core business objectives. Priority’s solutions are offered via API or proprietary applications with nationwide money transmission licenses, providing end-to-end operational support including automated risk management and underwriting, full compliance and industry leading customer service. Additional information can be found at www.prioritycommerce.com.

About Plastiq
Founded in 2012, Plastiq is a leading B2B payments company for SMBs. Plastiq has helped tens of thousands of businesses improve cash flow with instant access to working capital, while automating and enabling control over all aspects of accounts payable and receivable. Plastiq provides growing finance teams with technology and know-how once reserved for only large enterprises. The flagship product, Plastiq Pay, pioneered a way for businesses to pay suppliers by credit card regardless of acceptance as an alternative to expensive, scarce bank loan options. Plastiq Accept offers an alternative to expensive merchant services, enabling businesses to accept credit cards with no merchant fees and get paid across any customer touch point, including a website, invoice, checkout process, and in person via QR code. The Plastiq Connect API suite enables platforms, marketplaces, and ERPs, to expand B2B payment options for payables and receivables in their native customer experience while outsourcing payment execution, risk, and compliance.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the Purchase Agreement and our ability to close on the Purchase Agreement. Such forward-looking

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statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 23, 2023. These filings are available online at www.sec.gov or www.prioritycommerce.com.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.